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                                                                    Exhibit 10.4

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                        STANDARD FORM OF OFFICE LEASE
                   The Real Estate Board of New York, Inc.            2/94
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Agreement of Lease, made as of the 27th day of March 1998, between JOSEPH P. DAY
REALTY CORP., as Agent for Owner (Ronbet 40th Street LLC), a New York
Corporation having its offices at 9 East 40th Street, New York, NY 10016.

party of the first part, hereinafter referred to as OWNER and DEJA NEWS, INC., a Texas Corporation currently located at 9430 Research Blvd., Echelon II - Suite 300, Austin, TX 78759. Federal ID #74-2753390.

                    party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Suite 2100 in the building known as 10 East 40th Street in the Borough of Manhattan, City of New York, for the term of three (3) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the fifteenth (15th) day of May nineteen hundred and ninety-eight, and to end on the 14th day of May two thousand and one both dates inclusive, at an annual rental rate of FIFTY FIVE THOUSAND ONE HUNDRED THIRTY NINE AND 50/100 ($55,139.50) DOLLARS. NOTE: To commence as deemed in article #67 of the attached Lease Rider. which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _____ monthly installment(s) on the execution hereof (unless this lease be a renewal).

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy demised premises for General and executive offices and for internet news.................and for no other purpose.

Tenant Alterations:

      3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or material furnished to, Tenant whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. If Tenant requests in writing that Owner do so, Owner will state at the time Owner consents to such installations whether Owner elects to have such installations removed by Tenant. If owner requires the installations to be removed by Tenant, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs:

      4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question reasonably approved by Owner, except Tenant will use the electrical and plumbing contractors designated by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

      5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

      6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to
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Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fees, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right reasonably to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgment, to absorb and prevent vibration, noise and annoyance.

Subordination:

      7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property Loss, Damage, Reimbursement, Indemnity:

      8. Owner or its agent shall not be liable for any damage to any property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefore nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

      9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall gave immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant' salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasor's insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

      10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.:

      11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representative, successor and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting. See Article 61 below.

Electric Current:

      12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in [GRAPHIC] RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installations and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

      13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or other wise. Owner will use good faith, reasonable efforts to minimize interference with Tenant's business. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the

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[GRAPHIC] Rider to be added if necessary
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same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

      14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

      15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:

      16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor provided such case (if involuntary is not dismissed within 90 days or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

      (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

      17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written thirty (30) days notice upon Tenant specifying the nature of said default and upon the expiration of said thirty (30) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completed, cured or remedied within the said thirty (30) day period, and if Tenant shall not have diligently commenced curing such default within such thirty (30) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

      (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and disposess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

      18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owners's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or convenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

      19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management:

      20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Owner will use good faith, reasonable efforts to minimize interference with Tenant's business. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

      21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expense of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

      22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair and as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

      23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

      24. If possession of the demised premises has not been delivered to Tenant within 30 days after the Commencement Date set forth on page 1 of this Lease, Tenant has the unilateral option to terminate this Lease without further liability and receive back all of the security deposit paid to Owner. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this Lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

      25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earlier stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed as acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

      26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:

      27. This Lease and the obligation of Tenant is pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency, (force majeure). This Lease and the obligations of Owner hereunder shall not be impaired because Tenant is unable to fulfil any of its obligations under this Lease (other than the payment of rent and additional rent), if Tenant is prevented or delayed from so doing by force majeure.

Bills and Notices:

      28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:

      29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owners shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises is serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays, or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. [GRAPHIC] RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service, and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions:

      30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

      31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring:

      32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

      33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing

----------
[GRAHPIC] Rider to be added if necessary.

in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violations of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:
[GRAHPIC]

      34. Tenant has deposited with Owner the sum of $5,087.68 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate:

      35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns:

      36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of this demised premises.

----------
[GRAPHIC] Space to be filled in or deleted.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written. Additional Article #37 through #67 attached hereto and made a part hereof.


                        JOSEPH P. DAY REALTY CORP.,
                        as Agent for Owner

Witness for Owner:
                        By: /s/ [ILLEGIBLE]
---------------------       -------------------------------------------


                        DEJA NEWS, INC.
                        -----------------------------------------------

Witness for Tenant:
                        By: /s/ [ILLEGIBLE]
---------------------       -------------------------------------------

                                 ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK, ss.:
County of

      On this    day of    , 19   , before me personally came                  ,
to me known, who being by me duly sworn, did depose and say that he resides
in                                                                             ;
that he is the                of
the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                        ----------------------------------------

INDIVIDUAL OWNER
STATE OF NEW YORK, ss.:
County of

      On this    day of          , 19  , before me personally came             ,
to me known and known to me to be the individual
described in and who, as OWNER, executed the foregoing instrument and
acknowledged to me that                    he executed the same.

                                        ----------------------------------------


CORPORATE TENANT
STATE OF NEW YORK, ss.:
County of

      On this    day of          , 19  , before me personally came             ,
to me known, who being by me duly sworn, did depose and say that he resides
in                                                                             ;
that he is the                of
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                        ----------------------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK, ss.:
County of

      On this    day of          , 19  , before me personally came             ,
to me known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument and
acknowledged to me that                    he executed the same.

                                        ----------------------------------------

                                    GUARANTY

      FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated: ____________________________ 19__


________________________________________
Guarantor

________________________________________
Witness

________________________________________
Guarantor's Residence

________________________________________
Business Address

________________________________________
Firm Name

STATE OF NEW YORK ) ss.:

COUNTY OF         )

On this ___ day of ________________, 19__, before me personally came ___________
_______________________________________________________________________________,
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                        ________________________________________
                                                          Notary

[GRAPHIC]                   IMPORTANT - PLEASE READ                    [GRAHPIC]

                     RULES AND REGULATIONS ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.

      1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

      2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

      3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit it to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

      4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

      5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

      6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

      7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

      8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

      9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

      10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

      11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

      12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

      13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m in the case of services required on week days, and prior to 3:00 p.m. on the day prior in the case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

      14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

      15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regualtions of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provision of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnify, defend and hold harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.



Address

Premises
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                                       TO


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                                STANDARD FORM OF

[LOGO]                               OFFICE                               [LOGO]
                                     LEASE

                     The Real Estate Board of New York, Inc.
                    (c) Copyright 1994. All rights Reserved.
                  Reproduction in whole or in part prohibited.

================================================================================

Dated _______________________________ 19__.

Rent per Year __________________________________________________________________

Rent per Month _________________________________________________________________

Term ___________________________________________________________________________

From ___________________________________________________________________________

To _____________________________________________________________________________

Drawn by ________________________________ Checked by ___________________________

Entered by ______________________________ Approved by __________________________

================================================================================

Form 01 120895

                              STANDARD LEASE RIDER

37. RIDER PROVISIONS PARAMOUNT

If and to the extent that any of the provisions of this Rider conflict or are otherwise inconsistent with any of the preceding printed provision of this Lease, whether or not such inconsistency is expressly noted in this Rider, the provisions of this Rider shall prevail, and in case of inconsistency with the Rules and Regulations, shall be deemed a waiver of such Rules and Regulations with respect to this Tenant to the extent of such inconsistency.

38. BINDING EFFECT

It is specifically understood and agreed that this Lease is offered to Tenant for signature by the managing Agent of the Building solely in its capacity as such Agent and subject to Owner's acceptance and approval, and that Tenant shall have affixed its signature hereto with the understanding that such act shall not, in any way, bind Owner or its Agent until such time as this Lease shall have been approved and executed by the managing Agent or the Owner and delivered to Tenant. If on the signing or at any time during the term of this lease, the "Owner" is acting as such in fiduciary capacity or capacities, then such "Owner" shall not be bound hereby or be liable hereunder or for any covenant or warranty, expressed or implied, otherwise than in such capacity or capacities.

39. REAL ESTATE TAX ESCALATION

Tenant shall pay Owner as additional rents the amounts set forth in this Article 39.

      A. The following definitions shall apply:

            1. "Taxes" shall mean the real estate taxes and assessments and special assessments imposed upon the Building and/or the land ("the Building") by any governmental bodies or authorities for any purpose whatsoever or any other governmental charges whether general or special, ordinary or extraordinary, foreseen or unforeseen, which may be levied or assessed with respect to the Building during the term of this Lease or any renewal thereof whether the increase results from a higher tax rate or an increase in the assessed value of the Building or both or other means of increase. If at any time after the date hereof the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvement's thereof, there shall be levied, assessed and imposed (i) a tax, assessment, levy or otherwise on the rents received therefrom, or (ii) a license fee measured by the rent payable by Tenant to Owner, or (iii) any other additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purpose hereof. Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or excess profits that is or may be imposed upon Owner. Tenant agrees to pay Tenant's Share of the actual costs incurred by Owner in any tax protest or reduction proceedings, including attorneys, accountants and appraiser's fees and any other filing or court fees or other costs, disbursements or expenses incurred with relation to each Tax Year during the term of this Lease.

            2. "Base Tax" shall mean Taxes, as finally determined by settlement, court decision or otherwise, for the fiscal Tax Year ending June 30, 1999.

            3. "Tax Year" shall mean the fiscal year for which Taxes are levied by the governmental authority.

            4. "Tenant's Share" shall be .572 percent (.572%) throughout the term of this Lease irrespective of the bulk of the Building and the Demised Premises and any additions or demolition at any time during the term hereof.

            5. "Building" shall mean the land and building known as 10 East 40th Street in the borough of Manhattan, city and state of New York of which the Demised Premises form a part.

      B. 1. If, for any reason, the Taxes for any Tax Year shall be more than the Base Tax, Tenant shall pay as additional rent for such Tax Year an amount equal to Tenant's Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax. (The amount payable by Tenant is hereinafter called the "Tax Payment.") Owner or Agent shall furnish Tenant with a statement showing the calculations for any year in which a Tax Payment is due and if requested with copies of the tax bills.

            2. In the event the Base Tax is reduced as a result of settlement, court decision or of any other appropriate proceeding or agreement, Owner shall have the right to adjust the amount of Tax Payment due from Tenant for any Tax Year in which Tenant is or was obligated to pay a Tax Payment hereunder to reflect the new Base Tax, and Tenant agrees to pay the amount of said adjustment within (30) days following receipt of a rent statement from Owner setting forth the amount of said adjustment.

      C. With respect to any period at the commencement or expiration of the term, which shall constitute a partial Tax Year, Owner's statement shall apportion the amount of the Tax Payment due hereunder.

      D. Beginning with the first Tax Year in which Taxes are greater than the Base Tax, the Tax Payment for that year shall be paid in full promptly after billing.

      E. Owner shall be under no obligation to contest the Taxes or the assessed valuation of the land and the Building for any Tax Year or to refrain from contesting the same, and may settle any such contest on such terms as Owner in its sole judgment considers proper.

      F. Owner's failure during the Lease term to prepare and deliver any statements or bill for Tax Payment, or Owner's failure to make a demand under this Article 39 or under any other provisions of this Lease shall not in any way be deemed to be a waiver of or cause Owner to forfeit or surrender its right to collect any items of additional rent which may have become due pursuant to this
Article 39 or any other article of this Lease during the term of this Lease. Tenant's liability for the additional rent due under this Article 39 shall survive the expiration or sooner termination of this Lease.

      G. In no event shall any adjustment of Tax Payments hereunder result in a decrease of the fixed rent or additional rent payable pursuant to any other provisions of this Lease, it being agreed that the payment of additional rent under this Article 39 is an obligation supplemental and in addition to Tenant's obligation to pay fixed rent.

40. WAGE FORMULA INCREASE

If the Labor Rate for any Operation Year shall be greater than the Base Labor Rate the Tenant shall, in case of such an excess, pay to Owner as additional rent for the Demised Premises for such Operation Year an amount equal to the product obtained by multiplying (i) the Wage Rate Multiple by (ii) one cent per annum for each one cent that such Labor Rate is over the Base Rate. Any such annual adjustment payable by reason of the provisions of the preceding sentence shall be due and payable in equal monthly installments as of the first day of the first month of the relevant Operation Year, and Owner or Agent shall furnish Tenant with an Escalation Statement relating to such Operation Year. The aforesaid monthly installments shall continue until a new adjustment becomes effective pursuant to the terms of this Article 40. If said Escalation Statement is furnished to Tenant after the commencement of any such Operation Year there shall be promptly paid by Tenant to Owner an amount equal to the portion of such adjustments allocable to the part of such Operation Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Escalation Statement is furnished to Tenant. Any such adjustment billed to Tenant shall be deemed additional rent.

As used in this Article 40, the words and terms which follow mean and include the following:

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

      (a) "Operation Year" shall mean each calendar year in which occurs any part of the term of this Lease.

      (b)   "Wage Rate Multiple" shall be 2005.

      (c) "Hourly Wage Rate" as used herein shall mean the minimum regular hourly wage rate, social security and welfare fund contribution paid for the porters (Others) engaged in the general maintenance and operation of Class A. office buildings pursuant to a collective bargaining agreement between Owner or Owner's association and Local 32B of the Building Service Employees International Union AFL-CIO (or any successor thereto). The Hourly Wage Rate shall include but not be limited to sums paid for fringe benefits for vacations, holidays, sick days, birthdays, jury duty, medical check-ups, lunch hours, relief time and other paid time off, bonuses, pensions, unemployment, disability benefits, health, life, accident, and other types of insurance, and other employee benefits. If any such agreement is not entered into or such parties or their successors shall cease to bargain collectively, the Hourly Wage Rate shall be the average of the regular hourly wage rate and other sums aforesaid payable to or for the benefit of porters engaged in the maintenance and operation of the Building and payable by either Owner or the contractor furnishing such services, but not in excess of the hourly minimum rate of wages and other sums as aforesaid for porters engaged in the general maintenance and operations of buildings of the same type and in the same vicinity as the Building and, provided further, that if there is no such agreement as of any such January 1 by which the Hourly Wage Rate for porters is determinable, computations and payments shall thereupon be made upon the basis of the Hourly Wage Rate being paid by Owner or by the contractor performing the cleaning services for Owner on such January 1 for said porters and appropriate retroactive adjustment shall thereafter be made when the Hourly Wage Rate to be paid as of such January 1 pursuant to such agreement for porters is finally determined and, provided further that, if as of the last day of such Operation Year, no such agreement covering January 1 occurring in such Operation Year shall have been in effect, the Hourly Wage Rate paid by Owner or by the contractor performing the cleaning services for Owner on such January 1 for said porters as the case may be shall be for all purposes hereof deemed to be such Hourly Wage Rate prescribed by such agreement and in effect as of such January 1.

      (d)   "Base Labor Rate" shall mean the Labor Rate at December 31, 1998.

      (e) "Labor Rate" for any Operation Year shall mean the Hourly Wage Rate for porters.

      (f) "Escalation Statement" shall mean a statement in writing submitted by Owner or Agent, setting forth the amount payable by Tenant for a specified Operation Year pursuant to this Article 40.

With respect to any period at the commencement or expiration of the term, which shall constitute a partial Operation Year, Owner's statement shall apportion the amount of the Wage Formula Increase due hereunder.

Owner's failure during the Lease term to prepare and deliver any notice, statement or bill, or Owner's failure to make a demand, shall not in any way cause Owner to forfeit or surrender Owner's right to collect any additional rent which may have become due during the term of this Lease under this Article 40 and Tenant's liability for amounts due under this Article 40 shall survive the termination of this Lease.

The above Article 40 which pertains to "Wage Formula Increase" utilizes the Hourly Wage Rate of employees as part of a formula for adjusting rent as agreed by the parties and is not intended to reflect or be based upon the actual labor costs or other expenses of the Building which are not relevant to the formula. In no event shall any rent adjustment hereunder result in a decrease of the fixed annual rent provided herein.

This Hourly Wage Rate attributed to "others" a/k/a porters under the Union contract shall be used in computations under this article whether or not porter wages are actually paid by or, for the Owner and, shall be the only rate used, even if an outside cleaning contractor is employed which has a Local 32B labor contract providing for a lower or higher rate.

41. OPERATING EXPENSE ESCALATION

Owner shall have the option in any Operation Year to impose an "Operating Expense" increase for such Operation Year pursuant to this Article 41 in lieu of the Wage Formula Increase for such year. As used herein, the term "Operating Expense" shall mean all costs and expenses incurred by the Owner in connection with the operation, servicing and the maintenance of the Building, except real estate taxes. In the event that the Owner should eliminate the payment of any wages or other labor costs as a result of the installation of labor saving devices or by any other means, then in computing the additional rent payable for Operating Expenses as provided hereunder, the corresponding item or items of such wages or other labor costs shall be deducted from the Operating Expenses for the Base Year. As used herein, the term "Base Year" shall mean the calendar year 1998 In the event that the Operating Expenses incurred by the Owner during any Operation Year following the Base Year shall exceed the Operating Expenses incurred by Owner during the Base Year, the Tenant shall pay to the Owner as additional rent for such Operating Year an amount equal to .572 percent (.572%) of such excess. Within six months subsequent to the Operation Year following the Base Year, and within six months after each Operation Year thereafter, the Owner shall endeavor to furnish to the Tenant a statement of the Operating Expenses for the preceding Operation Year and a statement of the Operating Expenses for the Base Year; and any additional rent due the Owner by reason of any increase in Operating Expenses for the Operation Year over the Operating Expenses for the Base Year shall be paid by the Tenant within ten (10) days after receipt of the aforesaid statement. The statement of Operating Expenses to be furnished by the Owner shall consist of data prepared for the Owner by a firm of Certified Public Accountants (who may be the firm currently employed by the Owner in connection with its accounts), and the statements thus furnished to the Tenant shall constitute a final determination as between the Owner and the Tenant of Operating Expenses for the periods represented thereby. The failure of Owner to submit bills in accordance with this Article 41 shall not be deemed a waiver of Owner's right to bill for such periods nor release Tenant of Tenant's obligations to pay these charges. The obligation to make any payment pursuant to this Article 41 shall survive the expiration or sooner termination of this Lease.

42. HEATING COSTS

Anything to the contrary notwithstanding and in addition to billing pursuant to Articles 40 and 41 of this Lease, Tenant agrees that in the event Heating Costs for any calendar year shall be greater than the Heating Costs for the calendar year preceding the execution date of this Lease as a result of but not limited to increases in or additions to the number of units used, rates, fuel adjustments, taxes, surcharges, energy charges or charges of any kind, Tenant agrees to pay to Owner within ten (10) days after receipt of Owner's statement,
 .572 percent (.572%) of such excess for the particular calendar year. In the event that Owner exercises its option pursuant to Article 41 herein and during such Lease years, this Article 42 shall not apply. Heating Costs as used in this
Article 42 shall mean fuel costs if Owner continues to use its own heating plant or the cost of outside heating or steam if the Owner uses an off-premises heating service.

43. LOCAL LAWS

If any alterations, installations, changes or improvements to the Building, including, but not limited to, the Demised Premises are made by Owner in order to comply with New York City Local Law No. 5 (fire protection) and New York City Law No. 10 (building condition) as each may be amended or any successor or law of like import, at any time after the date of this Lease and prior to the expiration date of this Lease, the cost of any such alterations shall, for the purposes of this Article 43, be deemed amortized by Owner in accordance with an amortization schedule with a reasonable interest factor included therein, determined by Owner in Owner's reasonable judgment, and during each calendar year which shall include any part of the demised term for which such an amortization shall be applicable, Tenant shall pay to Owner a sum equal

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

to .572 percent (.572%) of such amortization and interest applicable to such calendar year.

44. ADDITIONAL RENT

All escalation rents, additional rent and any and all other payments, charges and sums due by the Tenant to the Owner under this Lease whether or not designated as such shall be deemed rent for all purposes hereunder and by law, and the failure to pay any such amount shall subject the Tenant to the same rights and remedies of the Owner including the right to commence summary proceedings for nonpayment of rent as if such escalation rent, additional rent and other payments, charges and sums due were Fixed Annual Base Rent hereunder.

45. ACCEPTANCE OF RENT

If Tenant is in arrears in the payment of fixed rent or additional rent, Tenant waives its rights, if any, to designate the items in arrears against which any payments made by Tenant are to be credited, and Owner may apply any of such payments to any such items in arrears as Owner, in its sole discretion, shall determine, irrespective of any designation or request by Tenant as to the items against which any such payments shall be credited. No payment by Tenant nor receipt by Owner of a lesser amount than may be required to be paid hereunder shall be deemed to be other than on account of any payment nor shall any endorsement or statement on any check or any letter accompanying any check tendered as payment be deemed an accord and satisfaction and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such payment due or pursue any other remedy in this Lease provided or at law. No receipt of monies by Owner from Tenant, after any reentry or after the cancellation or termination of this Lease in any lawful manner shall reinstate this Lease; and after the service of notice to terminate this Lease, or after the commencement of any action, proceeding or other remedy, Owner may demand, receive and collect any monies due and apply this on account of Tenant's obligations under this Lease but without in any respect affecting such notice, action, proceeding or remedy, except that if a money judgment is being sought in any such action or proceeding, the amount of such judgment shall be reduced by such payment. All checks rendered to the Owner as and for the rent of the Demised Premises shall be deemed payments for the account of the Tenant. Acceptance by the Owner of rent from anyone other than the Tenant shall not be deemed to operate as an attornment to the Owner by the payor of such rent or as a consent by the Owner to an assignment or subletting by the Tenant to the Demised Premises to such payor, or as a modification of the provisions of this Lease.

46. LATE PAYMENT

If Tenant shall fail to pay any installment of rent, additional rent or other charges when first due hereunder (irrespective of any grace period as may be applicable thereto) and such payment was not received in the office of the Owner's Agent on or before the tenth (10th) day after such payment was first due, then interest at the rate of one and one half-percent (1-1/2%) per month for each month or portion of a month may be charged on such sum not paid when first due and payable hereunder, and such interest shall be deemed to accrue as additional rent hereunder and shall be paid to Owner upon demand made from time to time, but in any event no later than the time of payment of the delinquent sum provided no such charge shall accrue on the first occurrence of such a late payment if payment is made within 20 days of the date the same is due. If such interest from time to time shall exceed the rate permitted under the laws of the State of New York to be charged on late payments of sums of money due pursuant to a lease, then the interest shall be reduced to said legal maximum rate. Such late charge shall be without prejudice to any of Owner's rights and remedies hereunder for nonpayment of rent and shall be in addition thereto.

47. RENT CONTROL

If the annual base rental or any additional rent shall be or become uncollectible, reduced or required to be refunded by virtue of any law, governmental order or regulation, or direction of any public officer or body pursuant to law, Tenant shall within ten (10) days of request enter into an agreement or agreements and take such other action as Owner may request, as may be legally permissible, to permit Owner to collect the maximum annual base rent and additional rent which may from time to time during the continuance of such rent restriction be legally permissible, but not in excess of the amounts of annual base rent or additional rent payable under this Lease. Upon the termination of such rent restriction prior to the termination of the term of this Lease, (a) the annual base rent and additional rent, after such termination, shall become payable under this Lease in the amount of the annual base rent and additional rent set forth in this Lease for the period following such termination, and (b) Tenant shall pay to Owner, to the maximum extent legally permissible, an amount equal to (i) the annual base rent and additional rent which would have been paid pursuant to this Lease but for such rent restriction less (ii) the annual base rent and additional rent paid by Tenant to Owner during the period that such rent restriction was in effect. This provision shall survive the expiration or earlier termination of this Lease to the maximum enforceable extent.

48. TENANT'S SECURITY

Owner may unless prohibited by law or by the general policies of lending institutions in New York City deposit the security in an interest-bearing account with a bank selected by Owner. All interest which shall accrue on the security shall be held as additional security in accordance with this Lease. Owner shall be entitled to an administrative fee of 1% per year upon the security deposited by the Tenant.

49. AIR CONDITIONING

It is understood and agreed that there has been installed in said Demised Premises 3 ton air conditioning unit complete with ducts and registers. The air conditioning system shall be operated and maintained during the term of this Lease by the Tenant at the sole expense of the Tenant and at the expiration or sooner termination of this Lease, the Tenant agrees to surrender said air conditioning system to the Owner in good order and condition, reasonable wear and tear excepted. The Tenant agrees to enter into and keep in full force and effect at all times during the term of this Lease a contract for the proper servicing and maintenance of said air conditioning system with a contractor approved by the Owner and to pay the charges for said maintenance contract and the air conditioning permit fees. Any air conditioning units, ducts and registers installed by Tenant (other than window units which do not replace existing window units) shall, upon installation, become the property of Owner and be left in the Demised Premises upon the termination of this Lease, and Tenant shall maintain said units as set forth aforesaid in this Article. Any window air conditioners if permitted pursuant to this Lease shall be installed so as not to project beyond the Building line. It is further understood and agreed that the installation and operation of any such window air conditioning unit or units in the Demised Premises by the Tenant shall be in accordance with all governmental regulations that apply thereto and in accordance with building regulations, and that all costs and expense in connection therewith shall be borne by the Tenant. Unit to be delivered in good working order.

50. TENANT'S CLEANING

The Tenant agrees to employ such office cleaning and maintenance contractor as the Owner may from time to time designate for all waxing, polishing and maintenance work in the Demised Premises above any cleaning services which may be provided by Owner pursuant to this Lease. The Tenant shall not employ any other contractor or individual without the Owner's prior written consent which consent shall be in Owner's sole discretion. Tenant recognizes that this provision is for the security of the Building. The foregoing shall not preclude Tenant or its employees from performing any of the foregoing work. In connection with all refuse, Tenant agrees to comply with all governmental rules and regulations and rules of the building carter as to separation of refuse and other refuse recycling requirements and in connection therewith to pay for any required refuse bags. Tenant may use the cleaning contractor of its choice during business hours.

51. RESTRICTIONS ON USAGE

      A. Tenant covenants and agrees that during the term of this Lease neither Tenant, assignee nor any subtenant (if the same are permitted pursuant to this Lease) will use as its name or as part of its name (under which it conducts business) any name which, regardless of the spelling thereof, has the same or similar sound or meaning as the words "MEDICAL CENTER", "MEDICAL GROUP" or "MEDICAL TREATMENT CENTER".

      B. Notwithstanding anything to the contrary contained in this Lease, Tenant covenants and agrees that Tenant will not use the Demised Premises or any part thereof or permit the Demised Premises or any part thereof to be used:

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                                                                    ------------

      (a)   for banking, trust company or safe deposit business;

      (b) as or by a commercial or savings bank, as or by a trust company, as or by a savings and loan association, as or by a loan company or as or by a credit union;

      (c)   for the sale of traveler's checks and/or foreign exchange;

      (d) as a restaurant and/or bar, and/or for the sale of soda and/or beverages and/or food or sandwiches and/or ice cream and/or baked goods;

      (e) as a diagnostic medical center and/or for the practice of medicine or health services;

      (f) as a school of any kind including but not limited to the teaching of or instructions or giving courses in either secretarial skills, and/or languages and/or the operation of office equipment and/or business machines;

      (g) for telephone answering, messenger, photocopying, express mail services for other than Tenant;

      (h) as an employment, placement or recruiting agency or similar activity.

52. INDEMNIFICATION AND INSURANCE

Tenant agrees to indemnify and save Owner harmless from and against all damages, liabilities, claims, costs and expenses, including reasonable attorneys' fees, arising out of the use of the Demised Premises or the Building or the adjacent sidewalks or any work or thing done, or any condition created by Tenant or its employees, licensees, Agents or contractors whether or not caused by negligence or breach of an obligation by Tenant. This provision shall survive the termination of this Lease. The Tenant shall, at full replacement cost, insure its alterations, improvements, inventory, trade fixtures, personal property and equipment against property damage for the Tenant and the Owner's benefit, as their respective interest may appear.

Tenant covenants to provide (and deliver proof thereof) on or before the commencement date of the term hereof and to keep in force during the whole time period Tenant occupies Demised Premises a fully paid comprehensive general liability insurance policy covering but not limited to all the above mentioned items in respect of the Demised Premises and the conduct and operation of business therein (and the sidewalks adjacent thereto) naming the Owner as a named insured with limits of $2,000,000 for bodily injury and $250,000 property damage including water damage and sprinkler leakage legal liability. At least 15 days prior to the expiration date of such policy, Tenant shall deliver to Owner a fully paid renewal policy or insurance certificate.

Tenant agrees to deliver certificates of the insurance required by Article 3 of the lease from contractors or subcontractors in reasonable amounts unless otherwise required pursuant to Article 3.

All such policies shall be issued by companies of recognized responsibility licensed to do business in the State of New York and shall contain a provision whereby the same cannot be canceled or modified unless Owner is given at least twenty (20) days' prior written notice by certified or registered mail of such cancellation or modification.

If Tenant defaults in obtaining or delivering any such policy or policies or fails to pay the premiums therefor, Owner may (but shall not be required to) secure or pay for any such policy or policies and charge Tenant as additional rent therefor. Such additional rent shall be payable by Tenant to Owner with the fixed rent then next accruing. If Tenant defaults in paying the same with interest to date of payment, Owner shall have the same rights and remedies on account thereof as it has with respect to a default in the payment of the fixed rent, including summary proceedings.

53. COST AND EXPENSES

All costs and expenses, including reasonable attorneys' fees incurred by Owner in and about enforcing any of the covenants and conditions of this Lease shall be paid by Tenant as additional rent, and if not previously paid, shall be included in any judgment rendered in Owner's favor in any court of competent jurisdiction and against Tenant herein.

54. SERVICE CART

Tenant expressly agrees that it shall not permit or obtain or accept the delivery of any food or beverage by any vendor operating a service cart or similar means of conveyance to the Demised Premises, except by any vendor as shall be approved in advance by Owner in writing.

55. BROKER

The Tenant represents and warrants to the Owner that it has dealt with no broker or salesperson nor been shown or introduced to the Demised Premises in connection with this Lease by any person, except the managing Agent JOSEPH P. DAY REALTY CORP. The Tenant hereby agrees to indemnify and hold the Owner harmless from and against any claims, costs, expenses (including legal fees) and other liabilities incurred by the Owner by reason of any claim or action for a commission or fees by any other person or broker in connection with this leasing. The provisions of this Article 55 shall survive the expiration or earlier termination of the term of this Lease.

56. CONSTRUCTION: GOVERNING LAW

If any of the provisions of this Lease or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. This Lease shall be governed in all respects by the laws of the State of New York.

57. ATTORNMENT

Tenant agrees that if a superior lessor or a mortgagee shall enter into and become possessed of the real property of which the Demised Premises form a part, or any part or parts of such real property either through possession or foreclosure action or proceedings, or through the issuance and delivery of a new lease of the premises covered by the Lease to the mortgagee, then, if this Lease is in full force and effect at such time, Tenant shall attorn to the superior lessor or the mortgagee, as its Owner, if such superior lessor or such mortgagee requests Tenant to do so. In such event, such lessor or mortgagee shall not be liable to Tenant for any defaults theretofore committed by Owner, and no such default shall give rise to any rights or offset or deduction against the rents payable under this Lease. If any superior lessor or any mortgagee to which Tenant agrees to attorn, as aforesaid, reasonably requests a further instrument expressing such attornment, Tenant agrees to execute the same promptly, and if Tenant fails to do so, Tenant hereby appoints Owner Tenant's attorney-in-fact to execute any such instrument for and on behalf of Tenant. This appointment is coupled with an interest and is irrevocable.

58. TENANT'S CERTIFICATE

      A. At any time and from time to time upon at least ten (10) days' prior written notice by the Owner to the Tenant, the Tenant shall without charge execute, acknowledge and deliver to the Owner a statement in writing, in recordable form, addressed to such party as the Owner may designate prepared by the Owner or in form satisfactory to the Owner certifying any of the following information as may be requested (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) whether the term of the Lease has commenced and the rent and additional rent have become payable hereunder and, if so, the dates to which they have been paid, (c) whether or not, to the best knowledge of the Tenant, the Owner is in default in the performance of any of the terms of this Lease and, if so, specifying each such default of which the Tenant may have knowledge, (d) whether the Tenant has accepted possession of the Demised Premises, (e) whether the Tenant has made any uncollected claims against the Owner under this Lease and, if so, the nature thereof and the dollar amount, if any, of such claims, (f) whether there exist any offsets or defenses against enforcement of any of the terms of this Lease upon the part of the Tenant to be performed and, if so, specifying the same and
(g) such further

                                                                    INITIAL HERE
                                                                   -------------

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                                                                   -------------

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

information with respect to the Lease or the Demised Premises as the Owner may reasonably request, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Building or any part thereof or of the interest of the Owner in any part thereof, by any mortgagee or prospective mortgagee thereof, by any lessor or prospective lessor thereof, by any lessee or any prospective lessee thereof or by any prospective assignee of any mortgage thereof.

      B. The failure of the Tenant to execute, acknowledge and deliver to the Owner a true statement in accordance with the provisions of Article 58 A. within the aforesaid ten (10) day period shall constitute an acknowledgment by the Tenant, which may be relied upon by any person who would be entitled to rely upon any such statement that such statement as submitted by the Owner is true and correct.

59. TENANT'S REMEDIES

With respect to any provision of this Lease whereby Owner's consent or approval is required or as to any other matter where Owner's consent is requested, Tenant in no event shall be entitled to make nor shall Tenant make, any claim (and Tenant hereby waives any such claim) for money damages; nor shall Tenant claim any money damages by way of set off, counterclaim or defense, based upon any claim or assertion by Tenant that Owner has unreasonably withheld or unreasonably delayed any consent or approval, but Tenant's sole remedy shall be an action or proceeding in equity to enforce any such provision or for specific performance, injunction or declaratory judgement. Tenant will not seek to consolidate any claim or counterclaim in any summary proceeding brought by Owner for possession of the premises. In the case of a claim by Tenant that Owner unreasonably withheld or delayed consent to a request to perform any alterations or approve plans and specifications therefor or for any sublease or assignment, Owner and Tenant hereby agree that the following provisions shall apply: upon the written request of Tenant, the dispute either (i) shall be submitted to the American Arbitration Association (the "Association") for disposition pursuant to the "Expedited Procedures" of the Association, if available, or (ii) shall be submitted to the president of the Real Estate Board of New York, Inc. who shall appoint a single arbitrator to decide the dispute; in the event said president refuses to do so, the dispute shall be resolved in accordance with clause (i). If the President of the Real Estate Board agrees to appoint an arbitrator, he shall appoint the arbitrator within three days and the arbitrator will hold a hearing and decide the dispute within seven days of his appointment. The decision of the arbitrator shall be final, and all actions necessary to implement the decision of the arbitrator shall be undertaken as soon as possible, but in no event later than ten (10) business days after the rendering of such decision. Judgment upon the decision or any award rendered may be entered in any court having jurisdiction thereof. All fees payable to the Association or the Real Estate Board or the arbitrator for services rendered in connection with the resolution of the dispute shall be paid for by the party suffering the adverse decision of the Association. For purposes of this Article, the phrase "Expedited Procedures of the Association" shall mean those procedures set forth in paragraphs 53 through 58 of that certain booklet published by the Association and titled "Commercial Arbitration Rules", as amended and in effect March 1, 1986.

60. RELOCATION OF TENANT

On not less than ninety (90) days' notice to the Tenant the Owner shall have the right to move the Tenant out of the Demised Premises and into similar space of at least equal area on the same or another floor in the same Building. In this event, the Owner shall remove, relocate and reinstall the Tenant's equipment, furniture and fixtures and redecorate the new space similar to the old space, all of which shall be done at Owner's sole cost and expense and without cost of expense to the Tenant, and for the balance of the term, this Lease shall continue in full force and effect and shall apply to the new space with the same force and effect as though this Lease had originally been for such new space.

61. ASSIGNMENT AND SUBLETTING

      (a) Tenant shall not, by operation of law or otherwise, assign, mortgage or encumber this Lease, nor sublet all or any part of the Demised Premises or permit the Demised Premises or any part thereof to be used by others, without Owner's prior written consent in each instance. The consent by Owner to any assignment or subletting in no way shall be construed to relieve Tenant from obtaining Owner's express written consent to any other or further assignment or subletting.

      (b) If Tenant requests Owner's consent to the assignment of this Lease or the subletting of all of the Demised Premises, it shall submit in writing to Owner, at the time it requests such consent the following material relating to the proposed assignee or subtenant:

            (i)   the name and address;

            (ii) the terms and conditions of the proposed assignment or subletting;

            (iii) the nature and character of the business to be conducted in the Demised Premises;

            (iv) financial statement for the preceding two (2) years if it has been a business for that period;

            (v) banking, financial and other credit information reasonably sufficient to enable Owner to determine the proposed assignee's or subtenant's financial responsibility; and

            (vi) such other business or financial information reasonably requested by Owner.

      (c) Owner shall have the following options, exercisable by written notice to Tenant within thirty (30) business days after Tenant's aforesaid request for Owner's consent and the furnishing of all requested information:

            (i) Owner may require Tenant to execute an assignment or sublease to Owner or to anyone designated by Owner on the same terms as the proposed assignment or sublease without payment of any premium therefor;

            (ii) Owner may elect to terminate Tenant's Lease on the effective date of the proposed assignment or sublease, and Owner shall execute and deliver an instrument releasing and discharging the Tenant from all obligations under this Lease accruing after the effective date of such proposed assignment or sublease, and Tenant shall vacate and surrender possession of the entire Demised Premises in accordance with the Lease on or before said effective date.

      (d) If the Owner shall not exercise either of its foregoing options in subparagraph (c) hereinabove within the time set forth above, its consent to the proposed assignment or subletting of all of the Demised Premises shall not be unreasonably withheld, provided, however, that it may withhold consent therein if in the reasonable exercise of its judgment it determines that:

            1. The financial condition and/or general reputation of the proposed assignee or subtenant are not consistent with the extent of the obligations undertaken by the proposed assignment or sublease.

            2. The proposed use of the Demised Premises is not appropriate for the Building or in keeping with the character of the existing tenancies or permitted by the Tenant's Lease.

            3. The nature of the occupancy of the proposed assignee or subtenant is not in accordance with the use provision of the Lease or will cause excessive density of employees or traffic or make excessive demands on the Building's services or facilities or be an assignment or sublease to a school or employment or placement agency.

            4. The Tenant proposes to assign or sublet to one who at the time is a Tenant in possession of premises in the Building of which the Demised Premises are a part.

            5. The person or entity is of less financial net worth than Tenant as of the date of this Lease.

            6. Such proposed assignee or Subtenant would lower the value of the dignity of the Building or adversely affect the interest of Owner.

            7.    The sublet is not for the entire Demised Premises.

      (e) If Owner shall not exercise an option set forth in subparagraph (c) above within the time limit provided therefor and if Owner shall not have withheld its consent pursuant to subparagraph (d) above, its consent to the proposed assignment or subletting shall not be withheld provided, however, that each of the following conditions first are complied with:

            (i)   Tenant then shall not be in default under this Lease;

            (ii) The assignee shall execute an agreement, in form reasonably satisfactory to the Owner, whereby such proposed assignee assumes performance of Tenant's obligations under this Lease and shall become jointly and severally liable with the Tenant for the performance thereof. The Subletting Agreement shall provide that it is expressly subject to the terms and provisions of the Lease.

            (iii) A duplicate original of the instrument of assignment and assumption agreement or sublease duly executed by the appropriate party, shall

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                                                                   -------------
                  be delivered to the Owner before the assignee or subtenant shall be let into possession of the Demised Premises.

            (iv) Tenant shall pay any expense, including, but not limited to, attorneys' fees and fees for financial investigation incurred in connection with the review and/or preparation and/or execution of any documents submitted to Owner relating to the proposed assignment or subletting including preparation of the consent. This provision shall not apply if Owner elects to terminate the Lease pursuant to subparagraph (c) herein.

      (f) If the Owner shall give its consent to any assignment of this Lease or to any sublease, Tenant, in consideration therefor, shall pay to Owner, as additional rent:

            (i) In the case of an assignment, an amount equal to all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net undepreciated cost thereof determined on the basis of Tenant's Federal income tax returns); and

            (ii) In the case of a sublease, any rents, additional charges or other consideration payable under the sublease and related agreements to Tenant by the subtenant which is in excess of the fixed annual rent and additional rent accruing during the term of the sublease pursuant to the terms of this Lease (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then undepreciated cost thereof determined on the basis of Tenant's Federal income tax returns).

The sums payable under this subparagraph (f) shall be paid by Tenant to Owner as and when paid by the assignee or subtenant to Tenant.

      (g) Each of the foregoing provisions and conditions shall apply to each and every further assignment or subletting. An assignment of Lease or a subletting as above provided shall not discharge or release from liability under the Lease the Tenant or any other person, firm or corporation which previously shall have assumed Tenant's obligations hereunder, such liability to remain and continue for the balance of the term and any option to renew contained in the Lease with the same force and effect as though no assignment had been effected.

      (i) In the event that Owner exercises either of its options under subparagraph (c) above, Owner shall have the absolute right to, and in no way shall be liable to Tenant if it shall, lease or further sublease the Demised Premises to Tenant's prospective assignee or subtenant, as the case may be.

      (j) If Owner does not exercise its option and also withholds its consent to the proposed assignment or subletting and it is established by a court or body having final jurisdiction thereover that Owner has been unreasonable, the only effect of such finding shall be that Owner shall be deemed to have given its consent; but Owner shall not be liable to Tenant in any respect for money or compensatory damages by reason of withholding its consent. The expedited arbitration provision referred to in Article 59 of this Lease shall apply. As part of the arbitration decision, tenant shall be entitled to reimbursement of rent for any period in which landlord acted unreasonably.

      (k) In the event that Tenant or any assignee or sublessee desires to assign or sublet, it hereby designates the managing Agent as Tenant's sole and exclusive Agent to effect such assignment or subletting and agrees to pay said managing Agent upon the consent to assignment or sublease a commission computed in accordance with the commission rates then in effect. Tenant acknowledges that it is aware that the managing Agent represents the Owner and may also act with respect to other competing space in the building and Tenant waives any right to make claim for conflict of interest or for other damages.

      (l) In the event of a sublease or assignment, the Tenant agrees to deposit an additional security of two (2) months' rent, escalations and additional rent due under this Lease at the then existing rate

      (m) No action or consent by Owner to listing of names on the Building directory nor acceptance of rent from any party other than Tenant shall be deemed a consent to any assignment or sublease of the Demised Premises nor a waiver of any of the provisions hereof.

      (n) Anything herein to the contrary notwithstanding, conversion of Tenant or any successor tenant to a limited liability partnership or company during the term of this lease constitutes an assignment of the lease which requires the Owner's consent in its sole discretion.

62. END OF TERM

      A. Tenant hereby agrees to indemnify and save Owner harmless against all costs, expenses, claims, losses or liability resulting from delay by Tenant in surrendering the Demised Premises upon the expiration or earlier termination of this Lease, (Tenant's Holdover) including without limitation (i) any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises in order to induce such tenant not to terminate its lease by reason of the holding-over by Tenant and (ii) the loss of the benefit of the bargain if any such tenant shall terminate its lease by reason of the holding-over by Tenant and (iii) any claims made by any succeeding tenant founded on such delay. Such indemnity shall survive the expiration or earlier termination of this Lease.

      B. Tenant agrees that losses to Owner resulting from Tenant's Holdover will be very substantial, exceed the amount of Fixed Annual Base Rent as adjusted and additional rent payable hereunder and be difficult of accurate measurement. Therefore, if Tenant shall fail to vacate and surrender the Demised Premises as required hereunder, it shall be deemed a holdover Tenant on a month-to-month basis at a fixed monthly rent equal to one and one half (1 1/2) times the monthly rate of all Fixed Annual Base Rent as adjusted and additional rent payable for the last month of the term hereof. The collection of the aforesaid rent shall not act to limit Owner's rights to institute summary proceedings to obtain possession or pursuant to this Article 62 or in the Lease or at law, but any such rent collected will be non-refundable and shall be applied against any such damages.

63. EXHIBIT

Tenant acknowledges and agrees that the diagram of the Demised Premises annexed hereto as Exhibit A has not been drawn to scale, is an approximation of the actual size and location of the space involved and is not meant to be a representation of the actual size and location of the space involved. Tenant has had the opportunity to and has made such inspection of the leased premises as Tenant deems necessary.

64. HEAD NOTES

The Article headings herein are only for convenience and are in no way to be construed as a part of the agreement or as a limitation on the scope of any provision thereof.

65. RULE OF CONSTRUCTION

This Lease and the other documents incidental hereto or any provision therein shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted.

66. ELECTRICITY

If the Owner furnished electricity to the Tenant based on the method of including the use thereof within the rent, then and in that event, the Tenant agrees to have the rent reserved herein

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                                                                    ------------
increased to compensate the Owner for supplying the current as an additional service as hereinafter provided. The Owner will furnish electricity to the Tenant through presently installed electricity facilities for Tenant's reasonable use of such lighting, electrical appliances and equipment as the Owner may permit to be installed in the premises. The Tenant agrees that an electrical consultant selected by the Owner, may make a survey of the electrical lighting and power used to determine the average monthly electric current consumption in the Demised Premises. The findings of the consultant as to the proper rent increase based on such average monthly electric consumption shall be conclusive and binding upon the parties and the Tenant shall pay the same additional rent, monthly on the first day of each month from the commencement of the demised term. If the Owner's electric rates and/or charges be increased or decreased, then the aforesaid additional rent shall be increased or decreased in the same percentage but in no event below the amount set forth below. Tenant shall make no alterations or additions to the electric equipment, and/or appliances without first obtaining written consent from the Owner in each instance. This provision is to prevent the Tenant from possible overloading of the Building's electrical distribution facilities. The Owner, his Agent, or consultant, is given the right to make surveys from time to time in the Tenant's premises covering the electrical equipment and fixtures and use of current.
Owner shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quality or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing leaders to the Building, or the risers or wiring installation. Owner shall install at Tenant's expense any riser or risers to supply Tenant's electrical written request of the Tenant if, in Owner's reasonable judgment, the same are necessary and will not cause or create dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other Tenants or occupants. In addition to the installation of such riser or risers Owner will also, at the sole cost and expense of the Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. The Owner reserves the right to terminate the furnishing of electricity at any time, upon thirty (30) days written notice to the Tenant, in which event, the Tenant may make application directly to the utility company servicing the Building for the Tenant's entire separate supply. Such electric energy may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be installed by Owner at Tenant's expense. The Owner, upon the expiration of the aforesaid thirty (30) days written notice to the Tenant my discontinue furnishing the electric current, in which latter event, the Tenant's liability for additional rent provided for in this Article shall terminate as of date of discontinuance of the supply of electric current but this lease shall otherwise remain in full force and effect.

Pursuant to this Lease between the parties hereto, the minimum rental reserved is the sum of $4,594.95 per month. Tenant agrees that pending a survey as above provided that its base minimum rental shall be increased by the amount of $492.89 per month making a total minimum rental of $5,087.84 per month payable on the first day of each and every month, and, for and in consideration of such increase in the rental, the Owner is to supply the Tenant with free electricity.

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

67. SUBSTANTIAL COMPLETION

Landlord shall substantially complete the demised premises in accordance with Exhibit "A". Substantial completion shall be designated by the Landlord by a letter addressed to the Tenant.

It is understood and agreed that except for Landlord's work as defined herein, the Tenant will take the demised premises in its present condition. Any tenant work shall be performed in accordance with Exhibit "B". The obligation to pay rent shall not commence until substantial completion of work to be done by owner.


                                                                    INITIAL HERE
                                                                   -------------

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                                                                   -------------

                                   Exhibit "A"

                           JOSEPH P. DAY REALTY CORP.

                              (as Agent for Owner)

Lease has been closed between the undersigned as follows:

BUILDING       10 East 40th Street       SPACE      Suite 2101
         -----------------------------         --------------------

TENANT         DEJA NEWS, INC.
       ------------------------------------------------------------

The only work to be done by the Owner is as follows:

1. Paint and carpet premises throughout, colors and styles to be selected by Tenant from samples provided by Landlord.

All plans for alteration work subject to prior approval of Owner and Tenant. Unless otherwise specified, work shall be standard used in building. Delay in progress or completion of the work specified above shall not constitute grounds for any abatement of rent or delay in the payment thereof when due.

Date  March 27, 1998
    --------------------

APPROVED:


/s/ [ILLEGIBLE]                            /s/ [ILLEGIBLE]
------------------------------             ------------------------------
Joseph P. Day Realty Corp.,                Deja News, Inc.       (Tenant)
(as Agent for Owner)

                             INSERTS TO LEASE AND
                                     RIDER

                                    between



                     JOSEPH P. DAY REALTY CORP., as Agent
                      for Owner (Ronbet 40th Street LLC)

                                      and

                                DEJA NEWS, INC.

================================================================================

 1. If Tenant requests in writing that Owner do so, Owner will state at the time Owner consents to such installations whether Owner elects to have such installations removed by Tenant. If Owner requires the installations to be removed by Tenant,

 2. reasonably approved by Owner, except Tenant will use the electrical and plumbing contractors designated by Owner.

 3.   reasonably

 4.   reasonable

 5.   See Article 61 below.

 6. Owner will use good faith, reasonable efforts to minimize interference with Tenant's business.

 7.   provided such case (if involuntary) is not dismissed within 90 days

 8.   thirty (30) days

 9. Owner will use good faith, reasonable efforts to minimize interference with Tenant's business.

10. If possession of the demised premises has not been delivered to Tenant within 30 days after the Commencement Date set forth on page 1 of this Lease, Tenant has the unilateral option to terminate this Lease without further liability and receive back all of the security deposit paid to Owner.

11. , (force majeure). This Lease and the obligations of owner hereunder shall not be impaired because Tenant is unable to fulfil any of its obligations under this Lease (other than the payment of rent and additional rent), if Tenant is prevented or delayed from so doing by force majeure.

12.   within (30) days

13.   reasonable

14. provided no such charge shall accrue on the first occurrence of such a late payment if payment is made within 20 days of the date the same is due.

15. Tenant may use the cleaning contractor of its choice during business hours.

16.   reasonable

17. In the case of a claim by Tenant that Owner unreasonably withheld or delayed consent to a request to perform any alterations or approve plans and specifications therefor or for any sublease or assignment, Owner and Tenant hereby agree that the following provisions shall apply: upon the written request of Tenant, the dispute either (i) shall be submitted to the American Arbitration Association (the "Association") for disposition pursuant to the "Expedited Procedures" of the Association, if available, or (ii) shall be submitted to the president of the Real Estate Board of New York, Inc. who shall appoint a single arbitrator to decide the dispute; in the event said president refuses to do so, the dispute shall be resolved in accordance with clause (i). If the President of the Real Estate Board agrees to appoint an arbitrator, he shall appoint the arbitrator within three days and the arbitrator will hold a hearing and decide the dispute within seven days of his appointment. The decision of the arbitrator shall be final, and all actions necessary to implement the decision of the arbitrator shall be undertaken as soon as possible, but in no event later than ten (10) business days after the rendering of such decision. Judgment upon the decision or any award rendered may be entered in any court having jurisdiction thereof. All fees payable to the Association or the Real Estate Board or the arbitrator for services rendered in connection with the resolution of the dispute shall be paid for by the party suffering the adverse decision of the Association. For purposes of this Article, the phrase "Expedited Procedures of the Association" shall mean those procedures set forth in paragraphs 53 through 58 of that certain booklet published by the Association and titled "Commercial Arbitration Rules", as amended and in effect March 1, 1986.

18.   ninety (90)

19. The expedited arbitration provision referred to in Article 59 of this Lease shall apply. As part of the arbitration decision, tenant shall be entitled to reimbursement of rent for any period in which landlord acted unreasonably.

20.   one and one half (1 1/2)

21.   reasonable

22. The obligation to pay rent shall not commence until substantial completion of work to be done by owner.

                                  EXHIBIT - "B"

                  BUILDING STANDARDS FOR TENANT ALTERATION WORK

CONTRACTOR'S RESPONSIBILITIES

CONTRACTOR SHALL SUBMIT THE FOLLOWING INFORMATION TO THE LANDLORD THROUGH THE BUILDING MANAGER'S OFFICE:

1.    CERTIFICATES OF INSURANCE FOR ALL TRADES.

2.    A LIST OF SUB-CONTRACTORS FOR APPROVAL.

3.    A COPY OF THE NEW YORK CITY BUILDING NOTICE NUMBER.

4. COPIES OF ALL CERTIFICATES (I.E. DEPARTMENT OF WATER SUPPLY, GAS, ELECTRIC, AND FIRE UNDERWRITERS).

5. ONE WEEK IN ADVANCE OF WORK; SUBMIT A SCHEDULE INDICATING USE OF FREIGHT ELEVATORS FOR DELIVERIES AND RUBBISH REMOVAL. (AN AFTER HOUR CHARGE RATE FOR ELEVATOR USAGE WILL BE SUBMITTED BY LANDLORD TO THE TENANT).

6. WITHIN THIRTY (30) DAYS OF JOB COMPLETION: SUBMIT A COMPLETE SET OF "AS BUILT" DRAWINGS.

GENERAL RULES

1. ALL CONTRACTORS EMPLOYED BY TENANT AND WORK TO BE PERFORMED ARE SUBJECT TO THE PRIOR APPROVAL OF LANDLORD,/* THE TENANT AND/OR ITS CONTRACTORS ARE OBLIGATED TO USE THE BUILDING ELECTRICIAN AS DESIGNATED BY THE BUILDING AGENT.

2. UNION LABOR SHALL BE EMPLOYED BY ALL TRADES. UNIONS SHALL BE A.F.L. (ELECTRICAL WORK LOCAL 3, A RATE). UNIONS HAVING AGREEMENTS WITH THE BUILDING TRADES EMPLOYER OF NEW YORK.

3. CONSTRUCTION MATERIALS SHALL BE DELIVERED TO THE JOB IN PROPER CONTAINERS AND STORED IN THE TENANT'S WORK AREA. MATERIALS MUST NOT BE STORED IN PUBLIC AREAS. (I.E. FREIGHT LOBBIES, LOADING PLATFORMS, AND PUBLIC CORRIDORS).

4.    FIRE EXITS SHALL BE KEPT CLEAN AND ACCESSIBLE AT ALL TIMES.

5.    FIRE EXTINGUISHERS MUST BE ON THE JOB AT ALL TIMES.

6. CITY PERMITS, FIRE WATCH BY PERSONS CARRYING FORM 820--CERTIFICATE OF QUALIFICATION AND FITNESS AND PROTECTIVE BLANKETS ARE REQUIRED FOR BURNING OR WELDING.

7. FIREPROOFING ON STEEL MUST BE REPLACED IF DAMAGED OR MISSING. CONTACT THE LANDLORD THROUGH THE BUILDING MANAGER'S OFFICE FOR INSPECTION AND APPROVAL BEFORE CEILING IS INSTALLED. NOTE: SPECIAL PROCEDURES SHALL BE EMPLOYED WHEN WORKING IN CLOSE PROXIMITY WITH ASBESTOS BASED FIREPROOFING. SUCH PROCEDURES SHALL CONFORM TO OSHA REGULATIONS NO. 1910.1001.

8. TENANT IS RESPONSIBLE FOR SECURING SERVICES OF A LICENSED HYGIENIST TO DETERMINE WHETHER OR NOT ASBESTOS EXISTS AND CERTIFY SAME.

9. ALL WORK PERFORMED THAT INCONVENIENCES OR DISTURBS OTHER TENANTS MUST BE SCHEDULED BEFORE 8:00 A.M, OR AFTER 6:00 P.M. THE BUILDING MANAGER RESERVES THE RIGHT TO STOP WORK (THAT DISTURBS OTHER TENANTS) DURING THE NORMAL WORKING HOURS.

10. ANY PART OF THE BUILDING DAMAGED DURING ALTERATIONS SHALL BE REPAIRED TO THE BUILDING MANAGER'S SATISFACTION.

      ----------
      *which approval shall not be unreasonably withheld or delayed except Tenant shall use the electric and plumbing contractors designated by Owner.

11. WORKMEN WILL BE ASSIGNED TO ONE TOILET AREA WHICH THE GENERAL CONTRACTOR WILL BE RESPONSIBLE FOR CLEANING.

12. WORK SHALL BE IN COMPLIANCE WITH LOCAL LAW NO. 5, LOCAL LAW NO. 16, LOCAL LAW NO. 58 AND LOCAL LAW NO. 76, NEW YORK CITY CODE REQUIREMENTS AND OSHA REGULATIONS.

PROTECTION

1. PROTECT WALLS AND COVER THE CARPET AND FLOORS, IN PUBLIC AREAS SUBJECT TO CONSTRUCTION TRAFFIC.

2. DISCONNECT ELECTRIC POWER BEFORE DEMOLITION WORK COMMENCES. INSTALL TEMPORARY LIGHTING.

3.    INSTALL SHOE WIPING MATS AT ALL OPENINGS BETWEEN PUBLIC AND CONSTRUCTION
      AREAS.

4. DOLLIES, HAND TRUCKS, AND CONTRACTORS LOCK BOXES MUST HAVE RUBBER WHEELS AND BUMPERS.

5. REMOVE CONSTRUCTION DEBRIS AND (AT THE COMPLETION OF THE JOB) EXCESS MATERIAL FROM THE BUILDING BEFORE 8:00 A.M. OR AFTER 6:00 P.M. CONTAINERS ARE NOT ALLOWED TO REMAIN ON SIDEWALKS AFTER 8:00 A.M.

ELECTRICAL

1.    CONTACT THE BUILDING MANAGEMENT BEFORE COMMENCING WORK.

2. INSTALL ALL WIRING (MINIMUM SIZE #12) IN ELECTRICAL METALLIC TUBING (3/4 INCH MINIMUM SIZE). GREENFIELD IS PERMITTED IN EXISTING WALLS ALSO FOR LIGHT FIXTURE AND MOTOR CONNECTIONS. B.X. MAY BE USED IN METAL PARTITIONS.

3.    CORE OR CHASE CONCRETE BEFORE 8:00 A.M. AND AFTER 6:00 P.M., OR ON
      WEEKENDS.

4.    CONDUIT LARGER THAN TWO (2) INCHES SHALL BE RIGID OR ALUMINUM.

5. INSTALL HOME RUNS IN ALUMINUM CONDUIT FROM ELECTRIC CLOSET TO FIRST JUNCTION BOX.

6. TAG ALL BRANCH CIRCUIT AND FEEDER WIRING AT EACH BOX OR PANEL. TAGS SHALL INDICATE CIRCUIT NUMBERS. A COMPLETE PANEL DIRECTORY MUST BE LISTED IN EACH PANEL.

7. CLEAN ELECTRIC CLOSETS OF ALL DEBRIS AND EXCESS MATERIAL. REINSTALL PANEL COVERS AND TRIMS. SEAL HOLES IN SLABS OR WALLS WITH APPROVED FIRE RATED MATERIALS.

8. REMOVE WIRING ABANDONED IN FLOOR DUCTS INCLUDING TELEPHONE WIRING (BACK TO SOURCE). VACUUM ALL DUCTS AND CAP OPEN FLOOR OUTLETS.

9.    ALL FLOOR AND WALL PENETRATIONS TO BE FIRESTOPPED.

TELEPHONE

1. WIRING IN WALLS MUST BE INSTALLED IN CONDUIT OR GREENFIELD AND TERMINATED WITH AN OUTLET BOX AND COVER PLATE.

2. NO MORE THAN SIX (6) FEET OF TELEPHONE CABLE OR WIRE SHALL RUN EXPOSED ALONG ANY WALL. INSTALLATION OF EXPOSED WIRING ON FLOORS IS NOT PERMITTED.

3. REPLACE CEILING TILES AND LIGHT FIXTURES IN PUBLIC SPACE (REMOVED FOR TELEPHONE WORK) IMMEDIATELY UPON COMPLETION OF WORK.

PLUMBING

1. NEW PLUMBING TO BE BRASS PIPE AND SHALL ORIGINATE ON THE SAME FLOOR FROM THE NEAREST WET COLUMN WITH PROPER ACCESS FOR MAINTENANCE.

2.    INSULATE WATER SUPPLY PIPES TO PREVENT SWEATING OR HEAT LOSS.

3. WASTE LINES SHALL BE PROPERLY PITCHED TO PREVENT "TRAPPED" WATER. INSTALL WASTE LINE CONNECTIONS WITH LONG TURN OR 45 DEGREE "Y" FITTINGS.

4. RETAIN EXISTING CLEAN-OUT CONNECTIONS AND PROVIDE CLEAN-OUT CONNECTIONS AT NEW FITTINGS.

INSURANCE

1. BEFORE START OF ANY WORK, OR DELIVERY OF MATERIAL TO THE PREMISES, LANDLORD SHALL BE PROVIDED WITH CERTIFICATES OF INSURANCE INDICATING WORKMEN'S COMPENSATION COVERAGE IN STATUTORY AMOUNTS. EMPLOYER'S LIABILITY IN THE AMOUNT OF $100,000 AND PUBLIC LIABILITY, PROPERTY DAMAGE AND COMPLETED OPERATIONS INSURANCE IN THE AMOUNTS OF $1,000,000. THE RONBET COMPANY, OWNER AND JOSEPH P. DAY REALTY CORP., AGENT SHALL BE NAMED AS AN ADDITIONAL ASSURED IN THE AMOUNTS STATED ABOVE.

2. THE CONTRACTOR AND TENANT AGREES TO INDEMNIFY AND SAVE HARMLESS THE OWNER AND AGENT AGAINST LOSS OR EXPENSE BY REASON OF LIABILITY IMPOSED BY LAW UPON THE OWNER BECAUSE OF BODILY INJURIES, INCLUDING DEATH, AT ANY TIME RESULTING THEREFROM, ACCIDENTALLY SUSTAINED BY ANY PERSON OR PERSONS ON ACCOUNT OF DAMAGE TO PROPERTY ARISING OUT OF OR IN CONSEQUENCE OF THE PERFORMANCE OF SUCH ALTERATIONS DUE TO NEGLIGENCE OF THE CONTRACTORS, THEIR EMPLOYEES OR AGENTS.

3. INSURANCE CERTIFICATES FROM A LANDLORD APPROVED CARRIER MUST PROVIDE FOR ADVANCE NOTICE OF AT LEAST FIFTEEN (15) DAYS PRIOR TO ANY CHANGE OR CANCELLATION.

4. TENANT AGREES TO PROVIDE LANDLORD WITH RELEASE OR WAIVER OF LIEN PRIOR TO COMMENCEMENT OF WORK.

                                      LEASE

                     (Incorporating Terms of Another Lease)

            AGREEMENT made this ______ day of _____________ 1998 ("Agreement") between JOSEPH P. DAY REALTY CORP., as agent for Ronbet 437 LLC ("Owner"), 9 East 40th Street, New York, New York 10016 and DEJA NEWS, INC. ("Tenant"), 9430 Research Boulevard, Echelon II -- Suite 300, Austin, Texas 78759;

                                   WITNESSETH:

            WHEREAS, Joseph P. Day Realty Corp., as agent for Ronbet 40th Street LLC, is owner and Tenant is tenant under lease dated March 27, 1998 (the "Lease") for Suite 2101 at 10 East 40th Street, New York, New York; and

            WHEREAS, Tenant desires to lease space at 437 Fifth Avenue, New York, New York on similar terms and conditions to those set forth in the Lease;

            NOW, THEREFORE, the parties agree as follows:

            1. Owner hereby leases to Tenant and Tenant hereby leases from Owner the entire 6th Floor at 437 Fifth Avenue, New York, New York (the "demised premises") for a term of approximate 10 years commencing on the earlier of the date Owner notifies Tenant Owner has substantially completed Owner's Work (as defined below) in the demised premises, or the date Tenant occupies the demised premises (the "Commencement Date") and ending on the last day of the month in which occurs the date 10 years after the Commencement Date (the "Expiration Date") at an annual rental rate (as set forth on page 1 of the Lease) of $168,000 per annum for the
                                                                         INITIAL
                                                                     -----------

                                                                     [ILLEGIBLE]
                                                                     -----------
first five years of the term and $180,000 per annum for the balance of the term.

            2. Tenant's architect, Designers Fore, has inspected the demised premises and prepared plans thereof dated July 29, 1998. Owner and Tenant agree that for the purpose of this Lease the demised premises shall be deemed to contain 6000 rentable square feet (without any representation by Owner whatsoever as to actual or useable square feet contained in the demised premises). Tenant has agreed to the provisions of this paragraph based on the plans and advice of its architect, Designers Fore, and waives any right Tenant may have to make any claim that the demised premises contain less than 6000 rentable square feet.

            3. Except to the extent otherwise provided in this Agreement, (i) from and after the Commencement Date the demised premises shall, for all purposes of the Lease, constitute the demised premises under the Lease, (ii) from and after the Commencement Date, the Owner under the Lease shall be deemed to be Owner under this Agreement, in lieu of Ronbet 40th Street LLC, the Building referred to in the Lease shall be deemed to be 437 Fifth Avenue, New York, New York and the demised premises referred to in the Lease shall be deemed to be the entire 6th Floor of 437 Fifth Avenue, and (iii) all the terms, covenants and conditions of the Lease (a copy of which is attached hereto as Exhibit A) are incorporated herein by reference as if the Lease was fully set forth herein and the same shall apply to the leasing of the demised premises.

                                                                         INITIAL
                                                                     -----------

                                                                     [ILLEGIBLE]
                                                                     -----------

            4. In addition to the annual rental set forth in paragraph 1 of this Agreement, Tenant shall pay the following amounts:

                  (a) Tenant shall pay real estate tax escalation pursuant to
      Article 39 of the Lease; Tenant's Share shall be 9.09%; the "Building" shall mean the land and Building known as 437 Fifth Avenue, New York, New York;

                  (b) Tenant shall pay wage formula increase pursuant to Article 40 of the Lease; the "Wage Rate Multiple" shall be 6000; the "Base Labor Rate" shall mean the Labor Rate at December 31, 1999;

                  (c) At Owner's option, Tenant shall pay operating expense escalation pursuant to Article 41 of the Lease; the "Base Year" shall mean the calendar year 1999; the percentage set forth therein shall be 9.09%; the "Building" shall mean 437 Fifth Avenue, New York, New York;

                  (d) Tenant shall pay Heating Costs escalation pursuant to
      Article 42 of the Lease; Heating Costs shall be deemed to mean the Heating Costs for the Building located at 437 Fifth Avenue, New York, New York; the percentage referred to therein shall be 9.09%;

                  (e) Tenant shall pay local laws escalation pursuant to Article 43 of the Lease; the Building shall be deemed to be 437 Fifth Avenue, New York, New York; the percentage referred to therein shall be 9.09%; Tenant shall not be required to make any payment under Article 43 by reason of alterations required to be made by laws in effect as of the date of execution of this Agreement;
                                                                         INITIAL
                                                                     -----------

                                                                     [ILLEGIBLE]
                                                                     -----------

                  (f) Owner shall furnish electricity pursuant to Article 66 of the Lease; pending the survey referred to in Article 66, the annual rental referred to in paragraph 1 above shall be increased by $17,700 per annum;

            5. Air conditioning shall be furnished pursuant to Article 49 of the Lease; there shall be installed in the demised premises a new 15-ton air conditioning unit to be operated and maintained in accordance with Article 49 of the Lease.

            6. Article 67 and Insert 22 thereto and Exhibit A to the Lease shall not apply to the 6th Floor at 437 Fifth Avenue, New York, New York.

            7. Tenant has submitted to Owner architectural, electrical and mechanical plans and specifications for Tenant's initial installation ("Owner's Work") in the demised premises, which have been initialed by the parties and attached hereto.

            Owner will do the work set forth in the plans and specifications at Owner's expense except to the extent the plans and specifications exceed the scope of Owner's base building Construction which will be as follows:

                  (1) Build and install sheetrock walls and 3 foot by 7 foot hollow metal doors to create perimeter offices in the demised premises to accommodate 3 senior partners, 3-4 junior partners and conference room.

                  (2) Install a 2x3 acoustic lay in tile ceiling grid, electric outlets, 2x4 and 2x3 parabolic lighting fixtures to accommodate the new layout.

                  (3) Construct pantry to include: counter, stainless steel sink, single overhead and underneath cabinet, power for microwave and refrigerator.
                                                                         INITIAL
                                                                     -----------

                                                                     [ILLEGIBLE]
                                                                     -----------

                  (4) Construct storage room with shelves and a reception area with coat closet and pass through window.

                  (5) Paint and carpet throughout. Tenant to select styles and colors and samples provided by Owner.

Any "above standard" work shall be, upon review and authorization by Tenant, completed by Owner along with the base building work and Tenant will be charged for the "above standard" work therein which shall be paid by Tenant. Tenant shall pay for such work promptly after presentation of invoices therefor and on Tenant's failure to do so, such costs shall be deemed additional rent under this Agreement.

                  In the event Tenant delays in submitting the plans and specifications referred to above or causes any delay in the substantial completion of Owner's Work, Tenant shall pay rent and escalations due under this Agreement prorated for each day of such delay.

            8. Provided that Tenant is not then in default under this Lease, Tenant shall have the right to end the term of this Lease effective on the last day of the month in which occurs the date five years after the Commencement date. In the event Tenant wishes to exercise this right, Tenant shall give Owner notice thereof not less that six months and not more than nine months prior to such effective date and at the time of giving such notice, Tenant shall pay Owner the sum of $250,000. In the event Tenant gives such notice within such time and pays such amount, the term of this Lease will end on such effective date as if it was the Expiration Date.
                                                                         INITIAL
                                                                     -----------

                                                                     [ILLEGIBLE]
                                                                     -----------

            9. Provided that Tenant is not then in default under this Lease, Tenant shall have the option to lease the entire 5th floor at 437 Fifth Avenue, New York, New York when the present tenant vacates the same. The expiration date of the lease for said present tenant is January 31, 2002. Tenant shall give Owner notice of Tenant's intention to exercise this option no later than July 31, 2001 and no earlier than May 1, 2001; in the event said present tenant shall vacate the 5th floor prior to January 31, 2002, Owner shall give Tenant notice thereof and Tenant shall exercise this option within 15 days after the date of Owner's notice.

            In the event Tenant shall exercise this option, Owner agrees to lease to Tenant and Tenant agrees to lease from Owner the entire 5th floor at 437 Fifth Avenue, New York, New York for a term commencing on the date the prior Tenant vacates the 5th floor or, if later, the date of Tenant's notice exercising this option. All the terms, covenants and conditions of this Lease for the 6th floor, including rent and escalations, shall apply to the 5th floor except that Tenant accepts the 5th floor and the air-conditioning units therein "as is" and Owner is required to do no work and supply no materials for use in the 5th floor. In the event Tenant exercises this option, the 5th floor shall be deemed part of the demised premises under the Lease, Tenant shall pay rent and escalations for the 5th floor in addition to (and equal to) rent and escalations for the 6th floor and Tenant's term for the 5th floor shall end on the Expiration Date. In the event Tenant fails to exercise the option set forth in this paragraph 9 within the time set forth in this paragraph 9, Tenant's option shall lapse.
                                                                         INITIAL
                                                                     -----------

                                                                     [ILLEGIBLE]
                                                                     -----------

            10. Provided that Tenant is not then in default under this Lease, Tenant shall have a right of first refusal to lease the entire 7th Floor at 437 Fifth Avenue, New York, New York on the terms and conditions set forth in this paragraph. If Owner receives an offer to lease the entire 7th Floor at 437 Fifth Avenue, New York, New York Owner agrees that prior to accepting such offer Owner will notify Tenant of the annual rental and escalations set forth in such offer for the 7th Floor. Tenant shall have 15 days after the date of Owner's notice to notify Owner that Tenant will lease the 7th Floor and in the event Tenant does so, Tenant agrees to enter into a lease or modification of lease covering the entire 7th Floor which lease or modification shall incorporate the annual rental and escalations set forth in Owner's notice and shall otherwise incorporate the same terms and conditions set forth in this Agreement, for a term commencing on execution and delivery of such lease or modification and ending on the Expiration Date. In the event that within the time periods set forth above, Tenant shall fail to give Owner notice that Tenant will lease the 7th Floor or in the event Tenant shall refuse such offer or shall fail to enter into a lease or modification within the time set forth above, then Tenant's right under this paragraph shall lapse.

            11. This Agreement is offered to Tenant for signature by the managing agent of the Building solely in its capacity as such agent and subject to Owner's acceptance and approval. Tenant shall affix its signature hereto with the understanding that such act shall not, in any way, bind Owner or its agent until such time as
                                                                         INITIAL
                                                                     -----------

                                                                     [ILLEGIBLE]
                                                                     -----------
this Agreement shall have been approved and executed by the managing agent or the Owner and delivered to Tenant.

            12. Tenant covenants, warrants and represents that there was no broker except Joseph P. Day Realty Corp. instrumental in consummating this Agreement and that no conversations or negotiations were had with any broker except Joseph P. Day Realty Corp. concerning the terms of this Agreement. Tenant agrees to hold Owner harmless against any claims for a brokerage commission arising out of any conversations or negotiations had by Tenant with any broker except Joseph P. Day Realty Corp.

            13. Except as specifically modified herein, Owner and Tenant ratify, confirm, accept and agree to all of the terms, covenants and conditions of the Lease.

            14. This Agreement shall inure to the benefit of and bind the parties hereto, their legal representatives, successors and assigns.

            IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                                     JOSEPH P. DAY REALTY CORP., as agent
                                     (Owner)

                                     By:
                                        ---------------------------------
                                     DEJA NEWS, INC.
                                     (Tenant)

                                     By: /s/ ILLEGIBLE
                                        ---------------------------------
                                                                         INITIAL
                                                                     -----------

                                                                     [ILLEGIBLE]
                                                                     -----------

                         AGREEMENT ENDING TERM OF LEASE


            AGREEMENT made this 1st day of Oct. 1998 between JOSEPH P. DAY REALTY CORP., as agent for Ronbet 40th Street LLC ("Owner"), 9 East 40th Street, New York, New York 10016 and DEJA NEWS, INC. ("Tenant"), 9430 Research Boulevard, Echelon II - Suite 300, Austin, Texas 78759;

                                  WITNESSETH:

            WHEREAS, the parties are Owner and Tenant respectively under lease dated March 27, 1998 (the "Lease") covering Suite 2101 at 10 East 40th Street, New York, New York ("Suite 2101"); and

            WHEREAS, on or about the date hereof Tenant is entering into an agreement with Joseph P. Day Realty Corp., as agent for Ronbet 437 LLC, for the entire 6th Floor at 437 Fifth Avenue, New York, New York ("437 Fifth Avenue") for a term to commence as set forth therein (the "437 Commencement Date"); and

            WHEREAS, the parties wish to end the term of the Lease with respect to Suite 2101 on the 437 Commencement Date;

            NOW, THEREFORE, the parties agree as follows:

            1. The term of the Lease shall end with respect to Suite 2101 on the 437 Commencement Date as if such date was the date set forth in the Lease for the end of the term of the Lease.

            2. Tenant agrees that at the end of the term of the Lease with respect to Suite 2101, Owner shall transfer to the owner of the Building at 437 Fifth Avenue, New York, New York the security then held by Owner and not applied under the Lease.

                                                                    INITIAL HERE
                                                                    ------------

                                                                     [ILLEGIBLE]
                                                                    ------------

            3. Owner hereby leases to Tenant and Tenant hereby leases from Owner Suite 3301 (the "Temporary Space") at 10 East 40th Street, New York, New York for a term commencing on execution and delivery of this Agreement and ending on the 437 Commencement Date. Except for the extent otherwise provided in this Agreement, (i) from and after the date of execution of this Agreement, the Temporary Space shall, for all purposes of the Lease, constitute part of the demised premises under the Lease, and (ii) Owner and Tenant agree that all the terms, covenants and conditions of the Lease shall apply to the leasing of the Temporary Space. With respect to the Temporary Space, the parties agree as follows:

                  (a) Tenant agrees to pay and Owner agrees to accept as annual rental for the Temporary Space the sum of $33,165 per annum;

                  (b) Tenant shall pay real estate tax escalation for the Temporary Space pursuant to Article 39 of the Lease; "Tenant's Share" for the Temporary Space shall be .34%;

                  (c) Tenant shall pay wage formula increase for the Temporary Space pursuant to Article 40 of the Lease; the "Wage Rate Multiple" for the Temporary Space shall be 1206;

                  (d) At Owner's election, Tenant agrees to pay operating expense escalation for the Temporary Space pursuant to Article 41 of the Lease; the percentage referred to therein shall be .34%;

                  (e) Tenant agrees to pay Heating Costs for the Temporary Space pursuant to Article 42 of the Lease; percentage referred to therein shall be .34%;

                  (f) Tenant agrees to pay local laws escalation for the Temporary Space pursuant to Article 43 of the Lease; the percentage referred to therein shall be .34%;

                  (g) Owner agrees to furnish electricity for the Temporary Space pursuant to Article 66 of the Lease; pending a survey, the parties agree the annual rental for the Temporary Space referred to in subparagraph (a) above shall be increased by $161.71 per month;

                  (h) Tenant has inspected the Temporary Space and accepts the same "as is" and Owner is required to do no work and furnish no materials for use in the Temporary Space;

                  (i) Article 67 and Exhibit A attached to the Lease shall not apply to the Temporary Space.

            4. This Agreement is offered to Tenant for signature by the managing agent of the Building solely in its capacity as such agent and subject to Owner's acceptance and approval. Tenant shall affix its signature hereto with the understanding that such act shall not, in any way, bind Owner or its agent until such time as this Agreement shall have been approved and executed by the managing agent or the Owner and delivered to Tenant.

            5. Tenant covenants, warrants and represents that there was no broker except Joseph P. Day Realty Corp. instrumental in consummating this Agreement and that no conversations or negotiations were had with any broker except Joseph P. Day Realty Corp. concerning the terms of this Agreement. Tenant agrees to hold Owner harmless against any claims for a brokerage commission arising out of any conversations or negotiations had by Tenant with any broker except Joseph P. Day Realty Corp.

            6. Except as specifically modified herein, Owner and Tenant ratify, confirm, accept and agree to all of the terms, covenants and conditions of the Lease.

            7. This Agreement shall inure to the benefit of and bind the parties hereto, their legal representatives, successors and assigns.

            IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

                              JOSEPH P. DAY REALTY CORP., as agent
                              (Owner)

                              By: /s/ [ILLEGIBLE]
                                  -------------------------
                                             V.P.

                              DEJA NEWS, INC.
                              (Tenant)

                              By: /s/ [ILLEGIBLE]
                                  -------------------------

                      SECOND LEASE MODIFICATION AGREEMENT


            AGREEMENT made this 30 day of April 1999 between JOSEPH P. DAY REALTY CORP., as agent for Ronbet 437 LLC ("Owner"), 9 East 40th Street, New York, New York 10016 and DEJA NEWS, INC. ("Tenant"), 9430 Research Boulevard, Echelon II - Suite 300, Austin, Texas 78759;

                                  WITNESSETH:

            WHEREAS, the parties are Owner and Tenant respectively under a lease dated September 2, 1998 (the "Lease", which incorporates the terms of another lease referred to therein) for the 6th Floor at 437 Fifth Avenue, New York, New York (the "Building"); and

            WHEREAS, Tenant leased temporary space (the "Temporary Space") from Owner on the 9th Floor of the Building pursuant to Lease Modification Agreement dated March 11th 1999; and

            WHEREAS, Tenant wishes to lease the 7th and 8th Floors of the Building;

            NOW, THEREFORE, the parties agree as follows:

            1. (a) Owner hereby leases to Tenant and Tenant hereby leases from Owner the 7th Floor in the Building (the "7th Floor Space") for a term commencing on the earlier of the date Owner notifies Tenant that Owner has substantially completed Owner's Work (as defined below) on such floor or the date Tenant occupies such floor (the "7th Floor Commencement Date") and ending on December 31, 2008.

                  (b) Owner hereby leases to Tenant and Tenant hereby leases from Owner the 8th Floor in the Building (the "8th Floor Space") for a term commencing on the earlier of the date Owner notifies Tenant that Owner has substantially completed Owner's Work (as defined below) on such floor or the date Tenant occupies such floor (the "8th Floor Commencement Date") and ending on December 31, 2008.

            2. (a) Except to the extent otherwise provided in this Agreement,
(i) from and after the 7th Floor Commencement Date, the 7th Floor Space shall, for all purposes of the Lease, constitute part of the demised premises under the Lease, and (ii) all the terms, covenants and conditions of the Lease shall apply to the leasing of the 7th Floor Space.

                  (b) Except to the extent otherwise provided in this Agreement,
(i) from and after the 8th Floor Commencement Date, the 8th Floor Space shall, for all purposes of the Lease, constitute part of the demised premises under the Lease, and (ii) all the terms, covenants and conditions of the Lease shall apply to the leasing of the 8th Floor Space.

            3. In addition to the annual rental and additional rental payable by Tenant for the 6th Floor and the Temporary Space, Tenant agrees to pay the following annual rental and additional rent for the 7th Floor Space and the 8th Floor Space.

                  (a) (i) Tenant shall pay annual rental (as set forth on page 1 of the Lease) of $180,000 per annum for the 7th Floor Space from the 7th Floor Space Commencement Date through December 31, 2003 and Tenant shall pay $186,000 per annum for the 7th Floor Space from January 1, 2004 through December 31, 2008.

                        (ii) Tenant shall pay annual rental (as set forth on page 1 of the Lease) of $180,000 per annum for the 8th Floor Space from the 8th Floor Space Commencement Date through December 31, 2003 and Tenant shall pay $186,000 per annum for the 8th Floor Space from January 1, 2004 through December 31, 2008.

                  (b) Tenant shall pay real estate tax escalation for the 7th Floor Space and the 8th Floor Space pursuant to Article 39 of the Lease; Tenant's Share for the 7th Floor Space shall be 9.09%; Tenant's Share for the 8th Floor Space shall be 9.09%; "Base Tax" for the 7th Floor Space and the 8th Floor Space shall mean Taxes, as finally determined by settlement, court decision or otherwise for the fiscal Tax Year ending June 30, 2000;

                  (c) Tenant shall pay wage formula increase for the 7th Floor Space and the 8th Floor Space pursuant to Article 40 of the Lease; the Wage Rate Multiple for the 7th Floor Space shall be 6,000; the Wage Rate Multiple for the 8th Floor Space shall be 6,000; the "Base Labor Rate" for the 7th Floor Space and the 8th Floor Space shall mean the Labor Rate at December 31, 1999;

                  (d) At Owner's option, Tenant shall pay operating expense escalation for the 7th Floor Space and the 8th Floor Space pursuant to Article 41 of the Lease; the "Base Year" for the 7th Floor Space and the 8th Floor Space shall mean the calendar year 1999; the percentage set forth therein for the 7th Floor Space shall be 9.09%; the percentage set forth therein for the 8th Floor Space shall be 9.09%;

                  (e) Tenant shall pay Heating Costs escalation for the 7th Floor Space and the 8th Floor Space pursuant to Article 42 of the Lease; the percentage referred to therein for the 7th Floor

Space shall be 9.09%; the percentage referred to therein for the 8th Floor Space shall be 9.09%;

                  (f) Tenant shall pay Local Laws escalation for the 7th Floor Space and the 8th Floor Space pursuant to Article 43 of the Lease; the percentage referred therein for the 7th Floor Space shall be 9.09%; the percentage referred therein for the 8th Floor Space shall be 9.09%;

                  (g) Owner shall furnish electricity for the 7th Floor Space and the 8th Floor Space pursuant to Article 66 of the Lease; pending the survey referred to in Article 66 of the Lease, the annual rental referred to in subparagraph (a)(i) above shall be increased by $17,700 per annum; the annual rental referred to in subparagraph (a)(ii) above shall be increased by $17,700 per annum.

            4. Air conditioning for the 7th Floor Space and the 8th Floor Space shall be furnished pursuant to Article 49 of the Lease; there shall be installed in the 7th Floor Space and also in the 8th Floor Space a new 15-ton air conditioning unit to be operated and maintained in accordance with Article 49 of the Lease.

            5. Article 61 of the Lease shall be modified with respect to the 7th Floor Space and the 8th Floor Space in the following manner:

                  (a) the amounts referred to in Article 61(f) shall be multiplied by 50%;

                  (b) Tenant may assign the Lease or sublet all or any part(s) of the demised premises (provided the demised premises are not further demised), without Owner's consent and without complying with the other provisions of
Article 61 of the Lease, to an affiliate(s) or successor of Tenant provided that Tenant shall give Owner prior notice thereof, including the name, address and Federal ID number of the subtenant or assignee, and furnish a copy of any instrument of assignment or subletting and further provided that in the event of an assignment the assignee shall assume the obligations of Tenant under the Lease and this Agreement and provided further that Tenant shall remain liable under the Lease and this Agreement. An affiliate of Tenant shall be deemed to be an entity controlling, controlled by or under common control with Tenant.

                  (c) (i) Article 61(d)4 of the Lease shall be deleted;

                        (ii) Article 61(d)7 of the Lease shall be deleted and there shall be substituted in lieu thereof the following, "As a result of such subletting either the 7th Floor Space or the 8th Floor Space shall be occupied by more than two entities";

                        (iii) Article 61(f)(i) of the Lease shall be modified by inserting in the second line thereof after the word "to" the words, "50% of";

                        (iv) Article 61(k) of the Lease shall be deleted.

            6. In the event Tenant proposes to take space in the Building by assignment or sublease from other tenants in the Building, Owner agrees not to exercise any right of recapture Owner may have under lease between Owner and such other tenant.

            7. Article 67 and insert 22 thereto and Exhibit A to the Lease shall not apply to the 7th Floor Space or the 8th Floor Space.

            8. Owner agrees at Owner's expense to do the work ("Owner's Work") set forth on plans prepared by Milo Kleinberg Design Associates dated as follows:

              7th Floor Space                          8th Floor Space

            A-1       April 12                       A-1       April 22
            A-2       April 22                       A-2       April 29
            A-3       April 29                       A-3       April 29
            A-4       April 12                       A-4       April 29
            A-5       April 29                       A-5       April 29
            A-6       April 12                       A-6       April 22
            A-7       April 22                       A-7       April 29
            A-8       April 14                       A-8       April 12

except that appliances indicated thereon will be purchased and installed by Tenant at Tenant's expense; upon substantial completion of Owner's Work, Tenant will reimburse Owner in the amount of $32,000 for Owner's Work in the 7th Floor Space and $32,000 for Owner's Work in the 8th Floor Space in order to reimburse Owner for above-standard work described in Exhibit A attached hereto. Paragraph 7 of the Lease dated September 2, 1998 shall not apply to the 7th Floor Space or the 8th Floor.

            9. Owner will permit Tenant to install a sign bearing Tenant's name in the lobby and on the door from the street to the lobby, such sign to be subject to Owner's review and approval. Owner agrees not to allow other tenants of the Building the same or similar right to a sign. Owner will permit Tenant adequate directory listings in the lobby. Signs installed by Tenant in the 7th Floor Space or 8th Floor Space which are not visible from outside such space may be installed by Tenant without Owner's consent.

            10. Owner will use best efforts to obtain from the holder of the mortgage on the Building a nondisturbance agreement in the form utilized by such mortgage holder. Tenant agrees to pay any reasonable charge therefor imposed by the mortgage holder or its attorneys.

            11. Paragraph 8 of the September 2, 1998 agreement shall no longer apply and is superseded by the terms set forth in this paragraph. Provided that Tenant is not then in default under the Lease, Tenant shall have the right to end the term of the Lease with respect to any one or more floors of the demised premises under the Lease effective on the date (the "Effective Date") which is the last day of the month in which occurs the date five years after the later of the 7th Floor Commencement Date or the 8th Floor Commencement Date. In the event Tenant wishes to exercise this option, Tenant shall give Owner notice of Tenant's intention to do so no more than nine months and no less than six months prior to the Effective Date. In the event Tenant exercises this option with respect to one floor, Tenant shall pay Owner with Tenant's notice the sum of $250,000 and the annual rental and additional rental shall be prorated as of the Effective Date; if Tenant exercises this option with respect to two floors, Tenant shall pay Owner with Tenant's notice the sum of $450,000 and the annual rental and additional rental shall be prorated as of the Effective Date; if Tenant exercises this option with respect to the 6th Floor, 7th Floor and 8th Floors then Tenant shall pay Owner with such notice the sum of $675,000.

            12. Paragraphs 9 and 10 of the September 2, 1998 Lease shall have no further force or effect.

            13. Tenant shall deposit on execution of this Agreement the sum of $30,000 to be held by Owner as security in addition to the security already held by Owner under the Lease.

            14. Provided that Tenant is not then in default under the Lease or any modification thereof, Owner shall grant Tenant a credit against rent for each of the first three months following the 7th Floor Space Commencement Date in the amount of $30,000 per month.

            15. This Agreement is offered to Tenant for signature by the managing agent of the Building solely in its capacity as such agent and subject to Owner's acceptance and approval. Tenant shall affix its signature hereto with the understanding that such act shall not, in any way, bind Owner or its agent until such time as this Agreement shall have been approved and executed by the managing agent or the Owner and delivered to Tenant.

            16. Tenant covenants, warrants and represents that there was no broker except Joseph P. Day Realty Corp. instrumental in consummating this Agreement and that no conversations or negotiations were had with any broker except Joseph P. Day Realty Corp. concerning the terms of this Agreement. Tenant agrees to hold Owner harmless against any claims for a brokerage commission with respect to the 7th Floor Space and the 8th Floor Space arising out of any conversations or negotiations had by Tenant with any broker except Joseph P. Day Realty Corp.

            17. Except as specifically modified herein, Owner and Tenant ratify, confirm, accept and agree to all of the terms, covenants and conditions of the Lease.

            18. This Agreement shall inure to the benefit of and bind the parties hereto, their legal representatives, successors and assigns.

            IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


                                    JOSEPH P. DAY REALTY CORP., as agent
                                    (Owner)

                                    By: /s/ [ILLEGIBLE]
                                        -------------------------
                                                   V.P.

                                    DEJA NEWS, INC.
                                    (Tenant)

                                    By: /s/ [ILLEGIBLE]
                                        -------------------------

                                  EXHIBIT "A"


                                   8th Floor


Construction

1.    Drywall
      a.    Finished opening for clearstory, total of 7
      b.    Raceway including blocking.

2.    Wood Work
      a.    Furnish & install plastic laminate upper & base kitchen cabinet.
      b.    Furnish & install plastic laminate counter top in lounge area.

3.    Door & Frames
      a.    Furnish and install H.M. side lite frames, total of 5.

5.    Glass
      a.    Furnish and install glass for side lites & clearstory.


Electric

1.    1x1 wall sconce.

2.    2x2 dimmers.

3.    Pin light.

4.    Wall washers.

5.    2 dimmers

6.    2 dimmers

7.    EFS power

8.    36 EFS

9.    Floor outlet

10.   EFS Tel/Data

11.   3 gang Tel/Data

12.   16 Tel/Data

                                  EXHIBIT "A"

Air Conditioning

1.    Low ambient controls.

2.    Electric Heater.


Carpet

1.    Upgrade to Cambridge - Wynford II


Paint

1.    Upgrade to eggshell finish custom colors.


                                   7th Floor


Construction

1.    Drywall.
      a.    Finished opening for clearstory - total of 8.
      b.    Raceway including blocking.

2.    Wood Work
      a.    Adjustable Shelves.
      b.    Plastic laminate counter top for fax machine.
      c.    Plastic laminate upper and base cabinet.
      d.    Plastic laminate counter top in lounge.

3.    Door & Frame
      a.    Furnish and install HM frames - total of 7.
      b.    Furnish and install HM door & glass in lieu of HM door - 1 each.

4.    Glass
      a. Furnish and install 1/4" thick safety glass for side lite, doors & clearstory.

                                  EXHIBIT "A"

Electric

1.    Sconce.

2.    2x2 dimmers.

3.    Pin light.

4.    Wall wash.

5.    2 dimmers.

6.    1 dimmers.

7.    EFS power.

8.    36 EFS.

9.    Floor outlet.

10.   EFS Tel/Data.

11.   3 gang Tel/Data.

12.   16 Tel/Data.


Air Conditioning

1.    Low ambient controls.

2.    Electric heater.


Carpet

1.    Upgrade to Cambridge - Wynford II.


Paint

1.    Upgrade to eggshell finish custom colors.